UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2006


                          Golden Chief Resources, Inc.


        Kansas                      0-12809                    48-0846635
        ------                      -------                    ----------
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)


              896 N. Mill Street, Suite 203 Lewisville, Texas 75057
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 219-8585
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 13, 2006 Registrant filed an amended Form 10-KSB for the year ended September 30, 2005. At that time Registrant did not feel the necessity to ask for and receive the independent auditor's (Malone & Bailey) consent to include their opinion on and the financial statements in the filing. Readers of the amended filing therefore should not rely on the financial statements and the auditor's opinion included therein.


Dated:  February 15, 2007


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     SIGNED on this the 15th day of February, 2007.

                                        Golden Chief Resources, Inc.


                                        By: /s/ M. H. McIlvain
                                        ------------------------------
                                        M. H. McIlvain, Executive Vice-President